UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 11, 2022

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 11, 2022, SuRo Capital Corp. (the “Company”) issued a press release containing preliminary estimates of its results for the second quarter ended June 30, 2022 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On July 11, 2022, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Quarter Ended June 30, 2022

As previously reported, the Company’s net assets totaled approximately $380.7 million, or $12.22 per share, at March 31, 2022 and approximately $439.6 million, or $16.56 per share, at June 30, 2021. As of June 30, 2022, the Company’s net asset value is estimated to be between $9.00 and $9.50 per share. This range includes a customary discount to the quarter-end pricing of certain public common shares in the Company’s investment portfolio subject to lock-up provisions at quarter-end.

As of June 30, 2022, there were 30,325,187 shares of the Company’s common stock outstanding.

Investment Portfolio Update

At June 30, 2022, the Company held positions in 40 portfolio companies – 32 privately-held and 8 publicly-held, some of which may be subject to certain lock-up provisions.

During the three months ended June 30, 2022, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount
Shogun Enterprises, Inc. (d/b/a Hearth) (1)	Convertible Note	5/2/2022	$0.5 million
EDGE Markets, Inc. (2)	Series Seed Preferred Shares	5/18/2022	$0.5 million
Whoop, Inc.(3)	Series C Preferred Shares	6/30/2022	$10.0 million

(1) Represents a follow-on investment.

(2) Investment made through SuRo Capital Sports, LLC.

(3) Completed as a secondary transaction.

During the three months ended June 30, 2022, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
NewLake Capital Partners, Inc. (2)	Various	3,676	$21.02	$0.1 million	<$0.1 million
Rent the Runway, Inc. (3)	Various	50,000	$3.62	$0.2 million	($0.6 million)
Residential Homes For Rent, LLC (d/b/a Second Avenue) (4)	Various	N/A	N/A	$0.3 million	$ --
Rover Group, Inc. (5)	Various	431,591	$5.52	$2.4 million	$1.1 million
True Global Ventures 3 Plus Pte Ltd	5/31/22	--	--	$0.9 million	$0.2 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of June 30, 2022, SuRo Capital held 247,443 remaining NLCP public common shares.
(3)	As of June 30, 2022, SuRo Capital held 289,191 remaining RENT public common shares.
(4)	During the three months ended June 30, 2022, approximately $0.3 million was received from Residential Homes For Rent, LLC (d/b/a Second Avenue) related to the 15% term loan due December 23, 2023. Of the proceeds received, approximately $0.3 million repaid a portion of the outstanding principal and the remaining was attributed to interest.
(5)	As of June 30, 2022, SuRo Capital held 364,046 remaining ROVR public common shares.

Subsequent to quarter-end, through July 8, 2022, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Enjoy Technology, Inc. (2)	Various	626,955	$0.38	$0.2 million	($3.0 million)
Rent the Runway, Inc. (3)	Various	15,000	$3.43	$0.1 million	($0.2 million)
Rover Group, Inc. (4)	Various	70,000	$3.93	$0.3 million	$0.1 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of July 8, 2022, SuRo Capital held 320,342 remaining ENJY public common shares.
(3)	As of July 8, 2022, SuRo Capital held 274,191 remaining RENT public common shares.
(4)	As of July 8, 2022, SuRo Capital held 294,046 remaining ROVR public common shares.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its second quarter ended June 30, 2022 results in early August 2022.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute "forward-looking statements". The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic and any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 11, 2022*

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2022	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary